UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 30, 2012

Global Technologies Group, Inc.
 (Exact name of registrant as specified in its charter)

Florida
 (State or other jurisdiction of incorporation)

333-120908
 (Commission File Number)

20-1354562
 (IRS Employer Identification No.)

1304 N Lakeshore Drive, Sarasota, Florida 34231
 (Address of principal executive offices and Zip Code)

941-685-1616
 Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Event

Other events

On July 30, 2012, Sarasota, Florida. Global Technologies Group, Inc. (GTGP.PK) James Fallacaro, President of Global Technologies Group and Global Technology Holdings, Inc., met in Butte over three days for meetings held with the representatives of Butte, the state and the federal government of Montana to discuss what Mr. Fallacaro’s plans are for both the acquisition of MSE and his business plans for the coming year.

Item 9.01 Financial Statements and Exhibits

99.1	Press Release dated July 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECHNOLOGIES GROUP, INC.

Date: August 2, 2012	By:	/s/ James Fallacaro
James Fallacaro
Chief Executive Officer, President & Director